SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                        Tessa Complete Health Care, Inc.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule, or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                        TESSA COMPLETE HEALTH CARE, INC.
                             (a Georgia corporation)
                          35 Fulford Avenue, Suite 100
                             Bel Air, Maryland 21014

--------------------------------------------------------------------------------


         May 29, 2001


         Dear Stockholder:

                  It is my pleasure to invite you to the Annual Meeting of Stockholders of Tessa Complete Health Care, Inc. The meeting will be held on June 22, 2001, at 10:00 a.m., Pacific Daylight Time, at the Sweetbrier Inn, 7125 S.W. Nyberg Road, Tualatin, Oregon 97062 (I-5 Tualatin Exit 289).

                  The meeting will consist of a discussion and voting of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

                  Enclosed with this proxy statement are your proxy voting card and a postage-paid envelope to return your voting card. Your vote is important to us. Please take time to read through this information and cast your vote in a timely manner. If you prefer to vote in person, you may do so at the meeting.

                  Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly completing, signing, dating, and returning your proxy voting card in the enclosed envelope.

                  I look forward to seeing you at the meeting in June. Thank you for your continued support.


         Cordially,

         TESSA COMPLETE HEALTH CARE, INC.

         /s/  BRIAN L. REGAN

         Brian L. Regan
         President & Chief Executive Officer

                        TESSA COMPLETE HEALTH CARE, INC.
                             (a Georgia corporation)
                          35 Fulford Avenue, Suite 100
                             Bel Air, Maryland 21014

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 22, 2001

--------------------------------------------------------------------------------

TO OUR STOCKHOLDERS:

                  The Annual Meeting of Stockholders of Tessa Complete Health Care, Inc. (the "Company") will be held at the Sweetbrier Inn, 7125 S.W. Nyberg Road, Tualatin, Oregon 97062 (I-5 Tualatin Exit 289), on June 22, 2001, at 10:00 a.m. Pacific Daylight Time for the following purposes:

         1. To elect three (3) directors of the Company to serve for a one-year term expiring upon the 2002 Annual Meeting of Stockholders or until their successors are duly elected;

         2. To approve an amendment to the Company's Articles of Incorporation increasing the authorized number of shares of Common Stock from 50,000,000 to 500,000,000;

         3. To approve an amendment to the Company's 2001 Stock Incentive Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance under the Plan from an aggregate of 1,500,000 to 50,000,000;

         4. To approve an amendment to the Company's Articles of Incorporation changing the name of the Company to a name as yet to be determined by the Board of Directors;

         5. To ratify the appointment of Horton & Company, L.L.C. as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

         6. To act upon any other business as may properly come before the meeting and any adjournment or postponement thereof.

                  Stockholders of record at the close of business on May 20, 2001, will be entitled to vote at this Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be available for examination for ten (10) days prior to the meeting by any stockholder, for any purpose relating to the meeting, during ordinary business hours at the Company's principal offices located at 35 Fulford Avenue, Suite 100, Bel Air, Maryland 21014.

                  You are invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY VOTING CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs. We appreciate your cooperation in signing and returning your proxy voting card promptly.

                  Dated:                             /s/  MARK R. NEWMAN

                  May 29, 2001                       Mark R. Newman
                                                     Vice-President & Secretary

                        TESSA COMPLETE HEALTH CARE, INC.
                                 Proxy Statement
                                       for
                         Annual Meeting of Stockholders
                            To Be Held June 22, 2001

                                TABLE OF CONTENTS
                                -----------------

                                                                                           Page

Information Concerning Solicitation and Voting                                                1

Proposal 1--Election of Directors                                                             2

Proposal 2--Approval of an Amendment to the Articles of Incorporation to Increase             4
     Authorized Number of Shares

Proposal 3--Approval of an Amendment to Increase Shares Reserved Under the 2001 Stock         4
     Incentive Plan

Proposal 4--Approval of an Amendment to the Articles of Incorporation to Change the           5
     Name of the Company

Proposal 5--Ratification of Appointment of Auditors                                           6

Security Ownership of Certain Beneficial Owners and Management                                6

Executive Compensation                                                                        7

Director Compensation                                                                         9

Certain Transactions                                                                          9

Other Business                                                                               10

Available Information                                                                        10

                   -------------------------------------------

                      EVERY STOCKHOLDER'S VOTE IS IMPORTANT
         PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY VOTING CARD

-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        TESSA COMPLETE HEALTH CARE, INC.


                               The Sweetbrier Inn
                              7125 S.W. Nyberg Road
                             Tualatin, Oregon 97062
                             (I-5 Tualatin Exit 289)

                                  June 22, 2001
                        10:00 A.M. Pacific Standard Time


         The accompanying proxy is solicited by the Board of Directors of Tessa Complete Health Care, Inc. (the "Company") for use at its Annual Meeting of Stockholders to be held on June 22, 2001, at the Sweetbrier Inn, 7125 S.W. Nyberg Road, Tualatin, Oregon 97062 (I-5 Tualatin Exit 289) at 10:00 a.m., Pacific Daylight Time, or at any adjournment or postponement of the meeting, for the purposes described below and in the accompanying Notice of Annual Meeting of Stockholders.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The principal executive offices of the Company are at 35 Fulford Avenue, Suite 100, Bel Air, Maryland 21014. The Company's telephone number at that location is (410) 893-0134. The registered agent for Tessa Complete Health Care, Inc. is CT Corporation, 1201 Peachtree Street NE, Atlanta, Georgia 30361.

         The date of this Proxy Statement is May 29, 2001, the approximate date on which these proxy solicitation materials were first sent or given to stockholders entitled to vote at the meeting.

         This solicitation of proxies is made on behalf of the Management of the Company and the associated cost will be borne by the Company. In addition to solicitation by mail, Management may use the services of its directors, officers, and others to solicit proxies, personally or by telephone, telegram, facsimile, or electronic mail. No additional compensation will be paid to directors, officers, or other regular employees for such services. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket and clerical expenses they incur.

Record Date and Voting

         The Company had outstanding on May 20, 2001 (the "Record Date") 46,196,637 shares of Common Stock, $.02 par value, all of which are entitled to vote on all matters to be acted upon at the meeting. The Company's Restated Bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for transaction of business. Each stockholder is entitled to one vote for each share held on the Record Date. If no instructions are given on the executed voting card, the Proxy will be voted for all nominees and in favor of all proposals described.

For Shares Registered Directly in the Name of the Stockholder

         Stockholders with shares registered directly in their name in the Company's stock records maintained by our transfer agent, Jersey Transfer & Trust Company, may vote their shares by mailing their signed proxy voting card. Specific instructions to be followed by registered stockholders are set forth on the enclosed proxy voting card.

For Shares Registered in the Name of a Brokerage Firm or Bank

         A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares by calling the telephone number which appears on your voting form or through the Internet in accordance with instructions set forth on the voting form.

Tabulation of Votes and Proxies

         For the election of directors, a plurality of the votes present and entitled to vote is required for approval if a quorum is present and voting. The affirmative vote of a majority of the outstanding Common Stock is required for the approval of Proposals 2 and 4. The affirmative vote of a majority of votes cast at the meeting is required for approval of Proposal 3. An automated system administered by the Company's transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares represented at the meeting for purposes of determining the presence of a quorum. Each is tabulated separately. For purposes of Proposals 2 and 4, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as favorable votes and will therefore have the same effect as votes against Proposal 2 or 4. Properly executed unrevoked proxies will be voted for Proposals 2 and 4, unless a vote against such proposal or abstention is indicated. Abstentions and broker non-votes will not be counted for purposes of determining the number of votes cast for Proposal 3. Cumulative voting of the Company's Common Stock is prohibited pursuant to the Company's Restated Bylaws.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing with the Secretary of the Company a written notice revoking it, by presenting at the meeting a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, by itself, revoke a proxy.

         To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.
--------------------------------------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The business and affairs of the Company are to be managed by or under the direction of the Board of Directors. Pursuant to the Restated Bylaws of the Company, each director shall serve until the next annual meeting of stockholders, and thereafter until his or her successor shall have been elected and qualified.

Information Regarding Nominees

         The Company's current Board of Directors consists of three members, who are standing for election: Dr. Brian Regan, Dr. Mark Newman, and Mr. Norman Perry. All three were appointed to the Board of Directors to fill vacancies created by director resignations. Dr. Newman was appointed on January 7, 2000, to fill the vacancy created by the resignation of Dr. Dayna Bolla on or about January 7, 2000. Mr. Perry was appointed on January 24, 2001, to fill the vacancy created by the resignation of David Russell, Jr. on or about December, 1999. Dr. Regan was appointed on February 23, 2001, to fill the vacancy created by the resignation of Robert Flippin on February 23, 2001.

         The Board of Directors has approved these nominees and their business experience is summarized below. The nominees have consented to their nomination and have agreed to serve if elected. In case any nominee is not available for election for reasons not presently known to the Company, discretionary authority will be exercised by the proxies named in the enclosed proxy card to vote for substitutes selected by the Board of Directors.

         It is the intention of the persons named as proxies in the accompanying form of proxy, unless such authority is withheld, to vote for the election of the nominees set forth below. In order to be elected as a director, a nominee must receive a plurality of the votes of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are each included in the determination of the number of shares represented at the meeting for purposes of determining the presence of a quorum.

         The Board of Directors unanimously recommends a vote "FOR" this proposal to elect each nominee listed below as a director to serve on the Board of Directors of the Company.

--------------------------------------------------------------------------------
                                     BUSINESS EXPERIENCE DURING THE
       NAME        AGE           LAST FIVE (5) YEARS & OTHER INFORMATION
---------------- ------- ------------------------------------------------------------------------
Dr. Mark Newman    40    Dr. Newman is a doctor of  chiropractic  who has practiced  since 1989, owning and  operating  multi-disciplinary  clinics in Ohio.  Currently,
                         Dr.  Newman  owns and  operates  two  clinics in  Cincinnati,  Ohio and
                         Edgewood,  Kentucky  where he treats  patients.  Dr. Newman is a member
                         of  the  American  Chiropractic  Association,   the  Ohio  Chiropractic
                         Association, and the Kentucky Chiropractic Association.
---------------- ------- ------------------------------------------------------------------------
Norman Perry       70    Mr.  Perry  is  the   president   and  sole  owner  of  Tree   Products
                         Enterprises,  Inc., a forest  products  export  company with offices in
                         Lake Oswego and  Sisters,  Oregon.  Mr. Perry also serves as a director of Spatial  Dynamics,  Inc.,  located in Clarkston,  Washington,  which
                         develops  and  manufactures   detection  and  monitoring   instruments.
                         Previously,  Mr.  Perry has served as a director of WTC, an  airfreight forwarding  company  located  in Los  Angeles,  California,  which  was publicly traded on the American Stock  Exchange.  Mr. Perry also served for  four  (4)  years  as  chairman  of  the  board  and  director  for
                         Comprehensive  Care  Corp.,  a public  company  traded  on the New York
                         Stock  Exchange,  which owned and operated  sixteen (16)  hospitals for chemical dependency with sales in excess of $200,000,000.
---------------- ------- ------------------------------------------------------------------------
Dr. Brian Regan    40    Dr. Regan is a doctor of  chiropractic  who has  practiced  since 1987, owning and operating  numerous clinics.  Dr. Regan currently  practices at his  multi-disciplinary  clinic in Maryland, and is also licensed as
                         a  doctor  of  chiropractic  in  Ohio,  Delaware,   Pennsylvania,   and
                         Virginia.  Additionally,  Dr. Regan is licensed as a physical therapist in Virginia and Maryland.
---------------- ------- ------------------------------------------------------------------------

Family Relationships; Board Meetings; Committees

         There are no known "family relationships" between any directors or officers of the Company. Each director has attended all meetings since being appointed. There are currently no active committees of the Board.
--------------------------------------------------------------------------------

                                   PROPOSAL 2
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                     TO INCREASE AUTHORIZED NUMBER OF SHARES

         The Company's Articles of Incorporation authorize the issuance of up to 50,000,000 shares of Common Stock, par value $0.02. The Company has issued 46,196,637 shares of Common Stock as of the Record Date of May 20, 2001. The Board of Directors anticipates that circumstances will arise during the normal course of business whereby the Company will desire to issue shares of Common Stock in excess of the original authorized amount of 50,000,000 for various business needs of the Company, including, but not limited to, acquisitions and employee compensation. The Board of Directors anticipates that increasing the authorized number of shares of Common Stock from 50,000,000 to 500,000,000 will be sufficient to satisfy the reasonably foreseeable needs of the Company.

         The amendment will not affect the par value of the Common Stock, which would remain $0.02 per share. The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. If the proposed amendment is approved, existing stockholders will not have any rights to purchase any newly issued shares in order to maintain their proportionate ownership interests. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and of the prorata voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Articles of Incorporation with the Secretary of State of the State of Georgia.

         The Board of Directors unanimously recommends a vote "FOR" the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 500,000,000.
--------------------------------------------------------------------------------

                                   PROPOSAL 3
                APPROVAL OF AMENDMENT TO INCREASE SHARES RESERVED
                  UNDER THE COMPANY'S 2001 STOCK INCENTIVE PLAN

         At a Special Meeting of Shareholders of the Company held on March 16, 2000, the shareholders ratified and approved the adoption of a stock option plan and reserved an aggregate of 1,500,000 shares of the Company's Common Stock, par value $0.02, for issuance thereunder. Pursuant thereto, the Board of Directors adopted the 2001 Stock Incentive Plan (the "Plan"). A copy of the Plan will be available at the Annual Meeting and to any stockholder upon request. To date, no shares have been issued under the Plan and 1,500,000 shares remain reserved for issuance. The Board of Directors believes that the availability of an adequate number of shares in the share reserve of the Plan is an important factor in attracting, motivating, and retaining qualified employees, officers, and directors, and non-employee agents, consultants, advisers, and independent contractors essential to the success of the Company. The Board of Directors recommends increasing the number of shares reserved for issuance under the Plan to 50,000,000 to comply with contractual employment agreements and for the Company's future anticipated business needs, including, but not limited to, employee compensation arrangements.

         The following summary of the Plan is qualified in its entirety by the specific language of the Plan:

         The Plan provides for the Board of Directors, or a designated committee, to administer the Plan. Grants under the Plan may consist of options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or of non-qualified stock options that are not intended to so qualify. Grants may be made to employees, officers, directors, and non-employee agents, consultants, advisers, and independent contractors of the Company and any parent or subsidiary of the Company, including non-employee members of the Board of Directors.

         Incentive stock options may be granted only to officers and directors who are employees. Non-qualified stock options may be granted to employees, officers, directors, agents, consultants, advisers, and independent contractors. The exercise price of Common Stock underlying an option will be determined by the Board of Directors and may be equal to, greater than, or less than the fair market value, but in no event less than fifty percent (50%) of fair market value, provided that (i) the exercise price of an incentive stock option shall be equal to or greater than the fair market value of a share of Common Stock on the date such incentive stock option is granted, and (ii) the exercise price of an incentive stock option granted to an employee who possesses, directly or beneficially, more than ten percent (10%) of the voting power of all classes of stock must not be less than one hundred ten percent (110%) of the fair market value of the underlying shares of Common Stock on the date of grant.

         Options vest according to the terms and conditions determined by the Board of Directors. The Board of Directors will determine the term of each option up to a maximum of ten (10) years from the date of grant, except that the term of an incentive stock option granted to an employee who possesses, directly or beneficially, more than ten percent (10%) of the voting power of all classes of stock, may not exceed five (5) years from the date of grant. The Board of Directors may accelerate the exercisability of any or all outstanding options at any time for any reason.

         The Plan will continue until terminated by the Board of Directors or until all of the shares reserved under the Plan have been issued, whichever first occurs. Options granted under the Plan terminate and cease to be exercisable on the date ten (10) years after the date of grant, unless earlier terminated pursuant to the terms of the Plan. The Board of Directors may amend or terminate the Plan at any time, except that it may not make any amendment that requires shareholder approval as provided in the Securities Exchange Act of 1934 without shareholder approval, such as increasing the number of shares authorized for issuance under the Plan or expanding the class of persons eligible to receive an option grant under the Plan. Additionally, the rights of a recipient of a grant under the Plan prior to any such action by the Board of Directors may not be impaired with the recipient's consent.

          The Board of Directors unanimously recommends a vote "FOR" the proposal to amend the Company's 2001 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from an aggregate of 1,500,000 to 50,000,000.
--------------------------------------------------------------------------------

                                   PROPOSAL 4
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

         The Board of Directors desires to amend the Company's Articles of Incorporation to change the name of the Company. Although the Board of Directors has discussed several possibilities, it has not yet arrived at a recommendation for the Company's new name. The Board of Directors wishes to effect a name change prior to the 2002 Annual Meeting of Stockholders. Therefore, the Board of Directors requests stockholder approval at this time to amend the Company's Articles of Incorporation to change the name of the Company to a name the Board of Directors shall determine more adequately reflects the Company's business and mission.

          The Board of Directors unanimously recommends a vote "FOR" the proposal to amend the Company's Articles of Incorporation to change the name of the Company.
--------------------------------------------------------------------------------

                                   PROPOSAL 5
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         Horton & Company, L.L.C. has audited the financial statements of the Company since 1998, when the Company first became publicly traded. The Board of Directors has again selected Horton & Company, L.L.C. for its recommendation as independent auditors to examine the financial statements of the Company for fiscal year 2001. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. Representatives from Horton & Company, L.L.C. are not expected to be present at the Annual Meeting of Stockholders.

Audit Fees

The aggregate fees billed for professional services rendered by Horton & Company, L.L.C. for the audit of the Company's most recent fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year were $109,500.00.

Financial Information Systems Design and Implementation Fees

The Company incurred no fee billings for its most recent fiscal year ended December 31, 2000, for professional services rendered by the principal accountant for financial information systems design and implementation.

All Other Fees

The Company incurred no fee billings for its most recent fiscal year ended December 31, 2000, for any other services rendered by the principal accountant.

         The Board of Directors unanimously recommends a vote "FOR" the proposal to select Horton & Company, L.L.C. as independent auditors of the Company for the fiscal year of 2001.
--------------------------------------------------------------------------------


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of April 30, 2001, there were outstanding 40,696,637 shares of the Company's Common Stock. Except as set forth in the footnotes to the table, the following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of April 30, 2001 (a) by each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (b) by the Chief Executive Officer of the Company; (c) by each executive officer and former executive officer named in the Summary Compensation Table;
(d) by each director of the Company, and (e) by all current executive officers and directors of the Company as a group.


                            BENEFICIAL OWNERSHIP (1)
                                                        Number of     Percent
Beneficial Owner                                          Shares      of Totals
-------------------------------------------------  ----------------  ----------
Dr. Brian L. Regan                                     2,058,002(2)      5.1%
Dr. Mark R. Newman                                       408,377(3)      1.0%
Robert C. Flippin                                      2,250,000(4)      5.5%
Norman Perry                                           1,301,719(5)      3.2%
All directors and current executive officers as a      6,018,098(6)     14.8%
group (3 persons)
----------

(1) This table is based upon information supplied by officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 40,696,637 shares outstanding on April 30, 2001, adjusted as required by rules promulgated by the SEC.

(2) Includes 1,282,051 shares issuable upon exercise of outstanding options held by Dr. Regan exercisable by February 23, 2006, and 775,951 restricted shares issued pursuant to conversion of amounts owed to Dr. Regan.

(3) Includes 271,709 restricted shares issued pursuant to conversion of amounts owed to Dr. Newman.

(4) Reflects 2,250,000 shares issuable upon the exercise of outstanding options held by Mr. Flippin exercisable by January 3, 2005.

(5) Includes 635,281 shares issued to Tree Products Enterprises, Inc. and 666,438 shares issued to Tree Products Enterprises, Inc. Profit Sharing Plan Trust. Mr. Perry is the president of Tree Products Enterprises, Inc.

(6) Includes 1,282,051 shares issuable upon the exercise of outstanding options held by Dr. Regan and 2,250,000 shares issuable upon the exercise of outstanding options held by Mr. Flippin. See Notes 2 & 4.

--------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

         The following table provides information concerning the compensation of former officers of Tessa Complete Health Care, Inc. (collectively the "Named Executive Officers"), for the fiscal year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                       Long-Term Compensation
                                                 ---------------------------------
                                                        Awards             Payouts
                                                 ------------------------- -------
                        Annual Compensation                 Securities
Name and Principal    ------------------------    Stock     Underlying      LTIP      All Other
Position              Year    Salary     Bonus   Awards(3)  Options (2)    Payouts   Compensation
------------------    ----  ---------    -----   ---------- -------------- -------   ------------
Robert C. Flippin     2000  $ 180,000    $   0   390,625(1)  2,250,000(2)  $     0   $          0
Chairman of the
Board, President &
Chief Executive
Officer

(1) Mr. Flippin received 390,625 shares of the Company's Common Stock pursuant to his Employment Agreement with the Company.

(2) Mr. Flippin received options to purchase 2,250,000 shares of the Company's Common Stock pursuant to his Employment Agreement with the Company, exercisable at $1.00 per share by January 3, 2005.

(3) For the Named Executive Officers, the aggregate number of stock holdings at the end of fiscal 2000 was 390,625 shares; the closing price of the Company's Common Stock at December 29, 2000, was $ .046875 per share for an aggregate value of $18,310.55.

Stock Options

         The following table provides details regarding stock options granted to the Named Executive Officer in fiscal 2000. In addition, in accordance with the Securities and Exchange Commission ("SEC") rules, there are shown the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the option is exercised.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                      Potential Realizable Value
                                    Individual Grants(1)                          at
                    -------------------------------------------------  Assumed Annual Rates of
                    Number of    % of Total                            Stock Price Appreciation
                    Securities     Options                                       for
                    Underlying    Granted to                                Option Term(2)
                     Options     Employees in    Exercise  Expiration   ----------------------
Granted              Granted     Fiscal Year      Price(1)     Date          5%        10%
-----------------   ---------    ------------    --------- ----------   ----------  ----------
Robert C. Flippin   2,250,000        100%         $ 1.00     1/3/05     $  865,125  $1,053,225

(1) The price of each option share, paid at the time of exercise, is $1.00 (which exceeds the closing sale price of the Company's Common Stock as reported by the National Association of Securities Dealers in the over-the-counter "bulletin board" on the date of grant of $ 0.313). The options will expire on January 3, 2005.

(2) The potential gain is calculated from the closing price of the Company's Common Stock on the date of grant to the Named Executive Officer (see Note 1 above regarding option expiration terms).

         For all of the grants, the potential gains represent certain assumed rates of appreciation only, as set by the SEC. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon the future performance of the Company and overall stock market condition. There can be no assurance that the amounts reflected in this table will be achieved.

Stock Option Exercises and Holdings

         There were no stock options exercised by Named Executive Officers during fiscal year 2000. The table includes the number of shares covered by both exercisable and non-exercisable stock options as of fiscal year-end. Also reported are the values for "in-the-money" options that represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Company's Common Stock.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                               Number of Securities        Value of Unexercised
                       Shares                 Underlying Unexercised       In-the-Money Options
                      Acquired                   Options at FY-End              at FY-End(1)
                         on         Value    --------------------------  --------------------------
Name                  Exercise    Realized   Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------    ---------    --------   -----------  -------------  -----------  -------------
Robert C. Flippin            0    $      0     2,250,000              0  $         0  $           0

----------

(1) For the fiscal year ended December 31, 2000, the closing market price on the last trading day [December 29, 2000] for the Company's Common Stock was $ .046875.

Long Term Incentive Plan

         The Company has no Long Term Incentive Plan.

Severance and Change-in-Control Arrangements

         There were no severance or change-in-control arrangements for the fiscal year ending December 31, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company's prepares Section 16(a) forms on behalf of its officers and directors based on the information provided by them.

         Regarding Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners, the Company inadvertently failed to file Forms 3 & 4 for fiscal year 2000; however, such forms were filed in 2001.

--------------------------------------------------------------------------------


                              DIRECTOR COMPENSATION


         Each outside director (non-employee) receives 10,000 options per term elected, $250 for each telephonic meeting of the Board of Directors attended, and $1,000 for each meeting of the Board of Directors attended personally. Each director is entitled to receive reimbursement for reasonable expenses incurred to attend the meetings upon submittal of appropriate written documentation.

--------------------------------------------------------------------------------


                              CERTAIN TRANSACTIONS


          During the first five months of fiscal year 2000, the Company operated under an agreement with American Outsource Strategies ("AOS"), a professional employer organization. Under the terms of the agreement, AOS provided employee leasing and payroll processing services. Payment to AOS for employee leasing services included employee salaries, payroll taxes, benefits, and AOS's fees. AOS is 50% owned by two individuals who are the former Chief Executive Officer and Chief Financial Officer of the Company. The former Chief Executive Officer was also a member of the Board of Directors until March of 2000. The Company's relationship with AOS was terminated in June of 2000, when the Company engaged a new payroll service. All health care providers remained employees of the medical corporations in the states within which they provided services.

         The Company has entered into indemnity agreements with the Company's officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party be reason of his or her position as a director, officer, or other agent of the Company, and otherwise to the full extent permitted under Georgia law and the Company's Restated Bylaws.
--------------------------------------------------------------------------------


                                 OTHER BUSINESS

         The Company knows of no other matters to be submitted at the Annual Meeting of Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their judgment.

--------------------------------------------------------------------------------

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements, and other information filed with the Commission can be obtained via the Internet at www.freeedgar.com, or can be inspected and copies may be obtained at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Judiciary Plaza, Washington, D.C. 20549, and at the following regional offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, NW, Judiciary Plaza, Washington, D.C. 20549 at prescribed rates. Tessa Complete Health Care, Inc. stock is listed on the Bulletin Board (TSSA).

                  Dated:                             /s/  MARK R. NEWMAN

                  May 29, 2001                       Mark R. Newman
                                                     Vice-President & Secretary

--------------------------------------------------------------------------------

                        TESSA COMPLETE HEALTH CARE, INC.
                    Proxy for Annual Meeting of Stockholders

The undersigned hereby appoints Brian L. Regan and Mark R. Newman, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Tessa Complete Health Care, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Sweetbrier Inn, 7125 S.W. Nyberg Road, Tualatin, Oregon 97062 (I-5 Tualatin Exit 289), on Friday, June 22, 2001, at 10:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 through 5. Whether or not you are able to attend the meeting, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
                  (Continued and to be signed on reverse side)

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

The Board of Directors recommends a vote FOR the following proposals:

1. Election of the three (3) directors proposed in the accompanying Proxy Statement to serve for a one-year term expiring upon the 2002 Annual Meeting of Stockholders or until their successors are duly elected. (INSTRUCTION: to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         FOR ALL  _____      AGAINST ALL _____     FOR ALL EXCEPT _____


         Mark R. Newman       Norman Perry        Brian L. Regan


2. Approval of an amendment to the Company's Articles of Incorporation increasing the authorized number of shares of Common Stock from 50,000,000 to 500,000,000 shares.

         FOR  _____     AGAINST _____     ABSTAIN _____


3. Approval of an amendment to the Company's 2001 Stock Incentive Plan to increase the shares reserved for issuance under the Plan from an aggregate of 1,500,000 to 50,000,000 shares.


         FOR  _____     AGAINST _____     ABSTAIN _____


4. Approval of an amendment to the Company's Articles of Incorporation changing the name of the Company to a name as yet to be determined by the Board of Directors.


         FOR  _____     AGAINST _____     ABSTAIN _____


5. Ratification of the appointment of Horton & Company, L.L.C. as the Company's independent auditors for the fiscal year ending December 31, 2001.


         FOR  _____     AGAINST _____     ABSTAIN _____


6. Transacting of such other business as may properly come before the meeting or any adjournment or postponement thereof.


Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal, if any, should be affixed thereto. Executors or administrators or other fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature(s):

_____________________________________

_____________________________________

_____________________________________


Date _______________, 2001
    (be sure to date your Proxy)